UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2022

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On November 28, 2022, Praxis Precision Medicines, Inc. (the “Company”) updated its corporate presentation for use in meetings with investors, analysts and others. The presentation is available in the “Investors + Media” portion of the Company’s website at investors.praxismedicines.com and a copy is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events.
On November 28, 2022, the Company announced plans to initiate the PRAX-562 Phase 2 EMBOLD study for the treatment of pediatric patients with developmental and epileptic encephalopathies (“DEEs”), following U.S. Food and Drug Administration authorization to proceed with the study as proposed by the Company, up to the planned maximum dose of 1.0 mg/kg/day. The EMBOLD Study is expected to initiate in the U.S in the first quarter of 2023, with two distinct cohorts in early-onset SCN2A-DEE and SCN8A-DEE patients. Topline results for both cohorts are expected in the second half of 2023.
The EMBOLD study is a randomized, double-blind, placebo-controlled Phase 2 clinical trial to evaluate the safety, tolerability, efficacy (motor seizure frequency) and pharmacokinetics of PRAX-562 in pediatric participants aged 2 to 18 years with DEEs, followed by an open-label extension. Approximately 20 participants will be enrolled in a total of 2 distinct cohorts (n≈10 for SCN2A-DEE and n≈10 for SCN8A-DEE).
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the PRAX-562 Phase 2 EMBOLD study. The forward-looking statements included in this Current Report on Form 8-K are subject to a number of risks, uncertainties and assumptions, including, without limitation, uncertainties inherent in clinical trials, the expected timing of submission for regulatory approval or review by governmental authorities and other risks as described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and its other filings with the Securities and Exchange Commission. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Praxis Precision Medicines, Inc. November 2022 Corporate Presentation

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: November 28, 2022	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer